EXHIBIT 99.1

Meridian Holdings Announces Leadership Team to Drive Next Stage of Global Expansion

Zoran Milošević Appointed Chief Executive Officer; William Scott to Serve as Chairman and Chief Financial Officer; and Michael Prescott Joins Board as Independent Director

LAS VEGAS - July 29, 2026 - Meridian Holdings Inc. (NASDAQ: MRDN) ("Meridian" or the "Company"), an international developer, licensor, and global operator of online gaming and e-commerce platforms, today announced a series of executive and Board appointments following a Board-led succession process. The new structure aligns operating leadership, financial stewardship and independent oversight with the Company's planned next phase of disciplined execution and international growth.

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Zoran Milošević, who has successfully led Meridianbet for more than 18 years, has been appointed Chief Executive Officer of Meridian Holdings. He will continue to serve as Chief Executive Officer of Meridianbet.

•	William Scott, who has served as Interim Chief Executive Officer since late 2025, will transition to Chief Financial Officer while continuing to serve as Chairman of the Board.
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Michael Prescott has been appointed as an Independent Director and will serve on the Audit Committee, further strengthening the Board's governance, regulatory and public company oversight capabilities.

In connection with these changes, Rich Christensen, the Company's Chief Financial Officer, will leave the Company. The Board thanks Mr. Christensen for his service and contributions.

Leadership Background

Zoran Milošević

Milošević has led Meridianbet for more than 18 years, overseeing its development into the principal operating business of Meridian Holdings and the primary growth and revenue driver of the group. Prior to Meridianbet, he held public governance roles in Serbia, including service on the Board of the National Lottery and as a Member of the Serbian National Assembly.

William Scott

Scott is a South African Chartered Accountant with more than 35 years of experience in financial management, capital markets and regulated industries. During his tenure as Interim Chief Executive Officer of Meridian Holdings, he worked to strengthen the Company's operational and financial foundations. As Chief Financial Officer, he will focus on financial reporting, capital allocation, financial discipline and investor engagement while continuing his Board leadership. His background includes senior roles at GTECH / Lottomatica and board positions at Ithuba, South Africa's National Lottery.

Michael Prescott

Prescott brings extensive experience in the global gaming industry. He previously served as General Counsel at GTECH and IGT and has held partnership roles at major international law firms. His background spans public company securities, cross-border M&A and international gaming regulation. His appointment further strengthens the Board's expertise in governance, regulatory compliance and public company oversight.

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Comments

William Scott, Chairman and incoming Chief Financial Officer, said: "Over the past seven months, we have worked to strengthen the operational and financial foundations of the Company and reinforce the balance sheet. This leadership structure change gives Zoran clear accountability for day-to-day execution while I focus on financial stewardship, capital allocation and Board leadership. Michael's appointment adds valuable independent expertise and further strengthens our governance and audit oversight."

Zoran Milošević, Chief Executive Officer, said: "Meridian has built a strong operating platform over many years. My priority is to build on that foundation, bring the same operating discipline that has driven Meridianbet's performance to the broader Company group, strengthen our position across regulated markets and create long-term value for shareholders. I look forward to working with William, Michael and the entire team as we work to execute the next stage of Meridian's growth."

The Board believes the new leadership structure enhances executive accountability, strengthens corporate governance and positions Meridian Holdings (NASDAQ: MRDN) to execute its long-term strategic objectives. These appointments follow the Company's second-quarter 2026 results, released separately today, and reflect its continued focus on disciplined execution, governance and sustainable long-term growth.

About Meridian Holdings Inc.

Meridian Holdings Inc. (NASDAQ: MRDN), headquartered in Las Vegas, Nevada, is an established B2B and B2C gaming technology group operating across 20+ international regulated markets. The Company’s B2C division is led by Meridianbet Group, a leading online sports betting and gaming operator founded in 2001 and licensed across Europe, Africa, and South America. Meridian’s B2B division - comprising game developer Expanse Studios and iGaming platform GMAG - develops, licenses, and distributes proprietary gaming technology to a global client base. Additional subsidiaries include RKings Competitions (pay-to-enter prize competitions in the UK), MexPlay (regulated online casino in Mexico), and Classics for a Cause (Australia’s leading subscription-based digital memberships and trade-promotion lottery). The Company’s software automatically declines gaming or redemption requests originating in the United States, in strict compliance with U.S. law. For more information, visit www.meridian-holdings.com or email ir@meridian-holdings.com.

Contacts

Investors & Press: meridian@icrinc.com

X: https://x.com/meridianbet_ofc

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FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets”, “may,” “should,” “could,” “potential” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, (a) the Company’s need for additional financing to grow and expand our operations, complete acquisitions, and potential dilution caused by such financing; (b) dilution resulting from the conversion of preferred stock and warrants, and from acquisitions; (c) the Company’s reliance on third-party suppliers of gaming content and the cost of such content; (d) the Company’s ability to obtain and maintain required gaming licenses; (e) the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; (f) the Company’s ability to effectively manage growth; (g) the Company’s expectations regarding future growth, revenues and profitability; (h) the Company’s expectations regarding future plans and the timing thereof; (i) the Company’s reliance on its management team; (j) the fact that Aleksandar Milovanović has voting control over the Company; (k) related party relationships and potential conflicts of interest; (l) the effects of economic downturns, recessions, inflation, interest rate changes, global conflicts and other market conditions, including impacts on discretionary spending and the cost of capital; (m) the Company’s ability to protect its proprietary information and intellectual property; (n) the impact of current and future regulations, the Company’s ability to comply with such regulations, potential penalties for non-compliance, and changes in the interpretation or enforcement of laws; (o) risks associated with gaming fraud, user cheating and cyber-attacks; (p) risks associated with system failures and disruptions to technology and infrastructure, including cybersecurity and hacking risks; (q) the outcome of contingencies, including legal proceedings; (r) competition from existing and new market participants; (s) the risk that changes in market prices, including foreign exchange and interest rates, may affect the Company’s income or the value of financial instruments; (t) risks relating to the protection of players’ deposits; (u) risks that participants in sporting events may intentionally alter outcomes, resulting in higher than expected payouts; and (v) the impact of sporting results and payout variability on the Company’s betting hold, revenue and margins, including outcomes that are unusually favorable to bettors. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. The Company cautions that the foregoing list of important factors is not complete and does not undertake to update any forward-looking statements except as required by applicable law.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly-filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the quarter ended June 30, 2026, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at www.sec.gov.

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